Trade and Other Receivables, net	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
Trade and Other Receivables, net	Trade and Other Receivables, net
Trade and other receivables are recorded at amortized cost, net of allowance for credit losses, and represent a contractual right to receive money on demand or on fixed or determinable dates that are typically short-term with payment due within 90 days or less.

	December 31,
($ in millions)	2023	2022
Trade and other receivables, gross	692	680
Allowance for credit losses	(7)	(11)
Trade and other receivables, net	685	670

The following table presents the activity in the allowance for credit losses:

	December 31,
($ in millions)	2023	2022	2021
Balance at beginning of year	(11)	(15)	(16)
Benefits (provisions), net	2	—	(2)
Amounts written off as uncollectible	1	3	2
Balance at end of year	(7)	(11)	(15)

We enter into various factoring agreements with third-party financial institutions to sell certain of our trade receivables. We factored trade receivables of $373 million and $266 million during the years ended December 31, 2023 and 2022, respectively, under these factoring arrangements, which reduced trade receivables. The cash received from these arrangements is reflected as net cash provided by operating activities in the Consolidated Statements of Cash Flows. In certain of these factoring arrangements, for ease of administration, we will collect customer payments related to the factored gross receivables, including our trade receivables, which we then remit to the financial institutions. At December 31, 2023 and 2022, we had $133 million and $126 million, respectively, that was collected on behalf of the financial institutions and recorded as other current liabilities in the Consolidated Balance Sheets. The net cash flows relating to these collections are reported as financing activities in the Consolidated Statements of Cash Flows.